UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 1, 2007

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IGI, INC.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-08568	01-0355758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

105 Lincoln Avenue Buena, New Jersey 08310 (Address of Principal Executive Offices) (Zip Code)

(856) 697-1441 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

      On March 1, 2007, IGI, Inc. (the "Company") entered into a letter agreement (the "Letter Agreement") with Univest Management EPSP, c/o Frank Gerardi, Trustee ("Univest"). Pursuant to the Letter Agreement, the maturity date of the secured promissory note, dated December 12, 2005, in favor of Univest in the principal amount of $1,000,000 was extended until March 31, 2007. Mr. Gerardi is the Chairman and former Chief Executive Officer of the Company and he is the trustee of, and controls Univest.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

10.1 Letter Agreement, dated March 1, 2007 between IGI, Inc. and Univest Management EPSP, c/o Frank Gerardi, Trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

	By:	/s/ Rajiv Mathur

Rajiv Mathur Chief Executive Officer

Date: March 7, 2007

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement, dated March 1, 2007 between IGI, Inc. and Univest Management EPSP, c/o Frank Gerardi, Trustee.

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